Exhibit 19



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                 Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002



         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $3,765,663,645.83                $10,000,000,000.00
           Current Floating Allocation Pct.                               27.35548204%                      72.64451796%
         Total Adj. Principal Collections                            $1,606,672,194.92                 $4,266,640,144.11
         Principal Reduction - Removed Accts                                     $0.00
         Principal Addition - Added Accts                                        $0.00
         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%
         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $4,488,582,051.90                $10,000,000,000.00
           New Floating Allocation Pct.                                   30.98013343%                      69.01986657%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
          -------------------
           Total Interest Collections                                   $19,725,799.02                    $52,383,332.41

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X
         days
         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X
         days
         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $13,765,663,645.83
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $5,873,312,339.03
           Payment Rate                                                                                           42.67%
           Principal Collections                                                                       $5,286,345,806.14
           Principal Collection Adjustments                                                              $586,447,360.41
           Principal Collections for Status Dealer Acounts                                                   $519,172.48
         Principal Reduction - Removed Accts                                                                       $0.00
         Principal Addition - Added Accts                                                                          $0.00
         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $6,596,230,745.10

         Ending Principal Receivables                                                                 $14,488,582,051.90
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------
         Total Interest Collections                                                                       $72,109,131.43
           Interest Collections                                                                           $72,109,131.43
           Interest Collections for Status Dealer Accounts                                                         $0.00
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             6.29%

         Used Vehicles Principal Receivables Balance                                                     $400,870,053.56
           Used Vehicles Principal Receivables Percentage                                                          2.77%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $5,177,273.50
            Principal Collections                                                                             $519,172.48
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                                    $0.00
         Ending Balance                                                                                     $4,658,101.02



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $12,868,306.12
            Dealer Overconcentration Amount                                                                $12,868,306.12
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                                $0.00
          Available Subordinated Amount                                                                   $708,703,885.62
          Required Subordinated Amount                                                                    $708,703,885.62

          Required Participation 4.00%                                                                    $400,000,000.00
          Required Participation and Subordinated Amount                                                $1,108,703,885.62

          Current Participation Amount                                                                  $4,488,582,051.90
            Current Participation Percentage                                                                      404.85%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $1,626,397,993.94
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $1,626,397,993.94
          AutoNation Receivables as a % of Total Pool Balance                                                       3.88%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Series Allocations                                                                                      2001 - 1
         ------------------                                                                                      --------
         Certificates                                                                                   $3,000,000,000.00
           Current Floating Allocation Percentage                                                            21.79336000%
         Total Adjusted Principal Collections                                                           $1,279,992,101.97
         Principal Default Amounts                                                                                  $0.00
         Total Interest Collections                                                                        $15,715,002.61

         Source and Use of Funds                                                                                 2001 - 1
         -----------------------                                                                                 --------

           Investor Interest Funding Account Balance                                                       $15,715,002.61
           Investment and Net Swap Proceeds Class A                                                           $203,315.00
           Investment and Net Swap Proceeds Class B                                                            $26,740.00
           Reserve Fund Balance                                                                            $10,500,000.00
         Total Investor Collections and Reserve Fund                                                       $26,445,057.61
           Certificates Outstanding Class A                                                             $2,904,500,000.00
           Certificates Outstanding Class B                                                                $95,500,000.00
           Certificate Rate Class A                                                                               1.9300%
           Certificate Rate Class B                                                                               2.2000%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                       $4,359,977.22
         Current Interest Due Class B                                                                         $163,411.11
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                    $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                     $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                     $0.00
         Current Interest Paid Class A                                                                      $4,359,977.22
         Current Interest Paid Class B                                                                        $163,411.11
         Current Interest Shortfall Class A                                                                         $0.00
         Current Interest Shortfall Class B                                                                         $0.00
         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00
         Deferred Interest Due Class A                                                                              $0.00
         Deferred Interest Due Class B                                                                              $0.00
         Deferred Interest Paid Class A                                                                             $0.00
         Deferred Interest Paid Class B                                                                             $0.00
         Deferred Interest Shortfall Class A                                                                        $0.00
         Deferred Interest Shortfall Class B                                                                        $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002

         Servicing Fees Due FMCC 1.00%                                                                      $2,500,000.00

         Servicing Fees Shortfall                                                                                   $0.00

         Deferred Servicing Fees Due FMCC                                                                           $0.00
         Deferred Servicing Fees Paid                                                                               $0.00
         Deferred Servicing Fees Shortfall                                                                          $0.00

         Reserve Fund Required Amount                                                                      $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                         $0.00

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Deferred Default Amount Due Class A                                                                        $0.00
         Deferred Default Amount Due Class B                                                                        $0.00
         Deferred Investor  Default Amount Paid Class A                                                             $0.00
         Deferred Investor  Default Amount Paid Class B                                                             $0.00
         Deferred Investor Default Amount Shortfall Class A                                                         $0.00
         Deferred Investor Default Amount Shortfall Class B                                                         $0.00

         Accumulation Reserve Account Deposit                                                                       $0.00
         Asset Composition Premium                                                                                  $0.00
         Transferor's Interest Remitted                                                                     $8,921,669.28

         Subordination and                                                                                       2001 - 1
         -----------------                                                                                       --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $3,860,491.84
         Available Subordinated Amount                                                                     $186,860,491.84
         Required Subordinated Amount                                                                      $186,860,491.84

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $306,860,491.84

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00
         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,523,388.33
         Interest Payment Amount Paid                                                                        $4,523,388.33
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------
         Total Amount Distributed                                                                                    $1.56
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.56





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Series Allocations                                                                                      2001 - 2
         ------------------                                                                                      --------

         Certificates                                                                                   $2,000,000,000.00
           Current Floating Allocation Percentage                                                            14.52890000%
         Total Adjusted Principal Collections                                                             $853,328,263.75
         Principal Default Amounts                                                                                  $0.00
         Total Interest Collections                                                                        $10,476,663.60

         Source and Use of Funds                                                                                 2001 - 2
         -----------------------                                                                                 --------
           Investor Interest Funding Account Balance                                                       $10,476,663.60
           Investment and Net Swap Proceeds Class A                                                           $210,845.91
           Investment and Net Swap Proceeds Class B                                                            $20,300.47
           Reserve Fund Balance                                                                             $7,000,000.00
         Total Investor Collections and Reserve Fund                                                       $17,707,809.98

           Certificates Outstanding Class A                                                             $1,936,340,000.00
           Certificates Outstanding Class B                                                                $63,660,000.00
           Certificate Rate Class A                                                                               1.9800%
           Certificate Rate Class B                                                                               2.2500%
           Days in Interest Period                                                                                   28
         Current Interest Due Class A                                                                       $2,981,963.60
         Current Interest Due Class B                                                                         $111,405.00
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                    $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                     $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                     $0.00
         Current Interest Paid Class A                                                                      $2,981,963.60
         Current Interest Paid Class B                                                                        $111,405.00
         Current Interest Shortfall Class A                                                                         $0.00
         Current Interest Shortfall Class B                                                                         $0.00

         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00

         Deferred Interest Due Class A                                                                              $0.00
         Deferred Interest Due Class B                                                                              $0.00
         Deferred Interest Paid Class A                                                                             $0.00
         Deferred Interest Paid Class B                                                                             $0.00
         Deferred Interest Shortfall Class A                                                                        $0.00
         Deferred Interest Shortfall Class A                                                                        $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002

         Servicing Fees Due FMCC 1.00%                                                                      $1,666,666.67

         Servicing Fees Shortfall                                                                                   $0.00

         Deferred Servicing Fees Due FMCC                                                                           $0.00
         Deferred Servicing Fees Paid                                                                               $0.00
         Deferred Servicing Fees Shortfall                                                                          $0.00

         Reserve Fund Required Amount Class A                                                               $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                 $0.00

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Deferred Default Amount Due Class A                                                                        $0.00
         Deferred Default Amount Due Class B                                                                        $0.00
         Deferred Investor  Default Amount Paid Class A                                                             $0.00
         Deferred Investor  Default Amount Paid Class B                                                             $0.00
         Deferred Investor Default Amount Shortfall Class A                                                         $0.00
         Deferred Investor Default Amount Shortfall Class B                                                         $0.00

         Accumulation Reserve Account Deposit                                                                       $0.00
         Asset Composition Premium                                                                                  $0.00
         Transferor's Interest Remitted                                                                     $5,947,774.71

         Subordination and                                                                                       2001 - 2
         -----------------                                                                                       --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $2,573,661.22
         Available Subordinated Amount                                                                     $124,573,661.22
         Required Subordinated Amount                                                                      $124,573,661.22

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $204,573,661.22

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00
         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                $1,666,666.67




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,093,368.60
         Interest Payment Amount Paid                                                                        $3,093,368.60
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------
         Total Amount Distributed                                                                                    $1.60
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.60






                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------
         Motown Notes                                                                                    $5,000,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             36.32226000%
         Total Adjusted Principal Collections                                                            $2,133,319,778.39
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $26,191,666.20

         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------
           Investor Interest Funding Account Balance                                                        $26,191,666.20
           Investment and Net Swap Proceeds                                                                          $0.00
           Reserve Fund Balance                                                                             $17,500,000.00
         Total Investor Collections and Reserve Fund                                                        $43,691,666.20

           Motown Notes Outstanding                                                                      $5,000,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    28
           Current Monthly Discount Paid on Motown Notes                                                     $7,640,765.10
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $7,640,765.10
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Current Interest Shortfall Motown Notes                                                                     $0.00
         Current Interest Shortfall Extended Motown Notes                                                            $0.00
         Current Interest Shortfall Maturity Notes                                                                   $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00
         Deferred Interest Due Motown Notes                                                                          $0.00
         Deferred Interest Due Extended Motown Notes                                                                 $0.00
         Deferred Interest Due Maturity Notes                                                                        $0.00
         Deferred Interest Paid Motown Notes                                                                         $0.00
         Deferred Interest Paid Extended Motown Notes                                                                $0.00
         Deferred Interest Paid Maturity Notes                                                                       $0.00
         Deferred Interest Shortfall Motown Notes                                                                    $0.00
         Deferred Interest Shortfall Extended Motown Notes                                                           $0.00
         Deferred Interest Shortfall Maturity Notes                                                                  $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002


         Servicing Fees Due FMCC 1.00%                                                                       $4,166,666.67
         Servicing Fees Paid                                                                                 $4,166,666.67
         Servicing Fees Shortfall                                                                                    $0.00

         Deferred Servicing Fees Due FMCC                                                                            $0.00
         Deferred Servicing Fees Paid                                                                                $0.00
         Deferred Servicing Fees Shortfall                                                                           $0.00

         Reserve Fund Required Amount                                                                       $17,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                          $0.00

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Deferred Default Amount Due                                                                                 $0.00
         Deferred Investor  Default Amount Paid                                                                      $0.00
         Deferred Investor Default Amount Shortfall                                                                  $0.00

         Accumulation Reserve Account Deposit                                                                        $0.00
         Asset Composition Premium                                                                                   $0.00
         Transferor's Interest Remitted                                                                     $14,384,234.43

         Subordination and                                                                                        2002 - 1
         -----------------                                                                                        --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $6,434,153.06
         Available Subordinated Amount                                                                     $397,269,732.56
         Required Subordinated Amount                                                                      $397,269,732.56

         Required Participation 4.00%                                                                      $200,000,000.00
         Required Participation and Subordinated Amount                                                    $597,269,732.56

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $17,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Required Liquidity Commitment                                                                               $0.00
         Available Program Commitment                                                                                $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00
         Principal Funding Account Balance                                                                           $0.00

         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement
         Collection Period Ending:                                                                              06/30/02
         Distribution Date                                                                                     7/15/2002

         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $7,640,765.10
         Interest Payment Amount Paid                                                                        $7,640,765.10
         Interest Payment Amount Shortfall                                                                           $0.00

         Motown Notes Weighted Average Remaining Days Until Expected Final
         Maturity Less Than 60                                                                                       Yes
         Distribution to Holders of Certificates (per $1,000                                                      2002 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.53
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.53


